UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 13, 2017

Buckeye Partners, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9356	23-2432497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Greenway Plaza Suite 600 Houston, Texas		77046
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (832) 615-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2017, Buckeye GP LLC, the general partner (the “General Partner”) of Buckeye Partners, L.P. (the “Partnership”), entered into Amendment No. 5 (the “Amendment”) to the Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P. (the “Partnership Agreement”), which Amendment became effective on December 13, 2017. The Amendment makes certain revisions in response to changes to the Internal Revenue Code enacted by the Bipartisan Budget Act of 2015 relating to changes in partnership audit and adjustment procedures.

The Amendment also makes certain revisions to provide that the Court of Chancery of the State of Delaware (or, if such court does not have subject matter jurisdiction thereof, any other court located in the State of Delaware with subject matter jurisdiction) shall be the sole and exclusive forum for claims, suits, actions or proceedings (A) arising out of or relating in any way to the Partnership Agreement, (B) brought in a derivative manner on behalf of the Partnership, (C) asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of the Partnership or the General Partner, or owed by the General Partner, to the Partnership or the partners, (D) asserting a claim arising pursuant to any provision of the Delaware Revised Uniform Limited Partnership Act, or (E) asserting a claim governed by the internal affairs doctrine, and that each of the partners irrevocably waives the right to trial by jury in any such claim, suit, action or proceeding, among other revisions.

In connection with its approval of the Amendment, the Board of Directors of the General Partner made a good-faith determination that (A) the Amendment reflects a change to satisfy requirements, conditions or guidelines contained in an order, rule or regulation of a federal or state agency or contained in a federal or state statute or (B) the changes to the Partnership Agreement made thereby would not adversely affect the limited partners of the Partnership in any material respect, as applicable.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amendment No. 5 to Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P., dated as of December 13, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

By:	/s/ Todd J. Russo
Todd J. Russo
Senior Vice President, General Counsel and Secretary

Dated December 18, 2017

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